UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Golden Minerals Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2024 Annual Meeting of Stockholders

To Our Stockholders,

The 2024 annual meeting of stockholders of Golden Minerals Company will be held at 350 Indiana St., first floor conference center, on Tuesday, May 9, 2024, at 3:00 p.m. Mountain Time. For instructions on how to attend and vote your shares at the annual meeting, see the information in the accompanying Proxy Statement. The annual meeting of stockholders will be held for the following purposes:

1.	To elect five directors to hold office until the 2025 annual meeting of stockholders or until their successors are elected;

2.	To ratify the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized common stock, par value $0.01, from 28,000,000 shares to 100,000,000 shares;

4.	To approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to awards from 360,000 shares to 1,400,000 shares;

5.	To approve, on an advisory basis, the compensation of our named executive officers;

6.	To approve, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of our named executive officers; and

7.	To transact such other business as may properly come before the annual meeting or any postponements or adjournments thereof.

The Board of Directors recommends (i) a vote “FOR” each of the director nominees; (ii) a vote “FOR” Proposals 2, 3, 4, and 5; and (iii) a vote for “3 YEARS” for Proposal 6.

You are entitled to attend and vote at the annual meeting, or any postponement or adjournment of the annual meeting, if you are a holder of our common stock at the close of business on March 18, 2024. This Proxy Statement, proxy card and Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2023, are first being sent to stockholders on or around March 28, 2024.

Your vote is important. Whether or not you plan to attend the annual meeting, you are urged to vote as soon as possible to ensure your shares are represented and voted at the annual meeting.

If you are a stockholder of record or “registered stockholder”:

How You Can Vote

We use the “Notice and Access” model permitted by the U.S. Securities and Exchange Commission for distributing our annual meeting materials electronically to certain stockholders. Some stockholders may also automatically receive our annual meeting materials in paper form. You may choose to receive your materials in either format. Please see “Internet Availability of Proxy Materials” on page 6 of the Proxy Statement for more information. To make sure that your shares are represented at the annual meeting, please cast your vote by one of the following methods:
Online	Go to www.proxypush.com/AUMN and follow the instructions provided. You will need the Control Number provided on your proxy card.
Telephone	Dial 1-866-858-9426 using a touch-tone telephone and following the menu instructions.
Mail	Complete and sign a paper proxy card or instruction form and mail it in the postage-paid envelope.
During the Meeting	You may vote in person at the annual meeting

If you are a beneficial stockholder and hold your shares through a broker, bank or other nominee:

You should follow the instructions in the Notice or voting instructions provided by your broker or nominee. In these cases, you may vote by Internet, telephone or mail. You may vote your shares beneficially held through your broker if you attend the annual meeting and you obtain a legal proxy from your broker giving you the legal right to vote the shares at the annual meeting.

How You Can Access Proxy Materials Online

Important Notice Regarding the Availability of Proxy Materials for the 2024 annual meeting:

The Proxy Statement, Proxy Card and Annual Report to Stockholders for the year ended December 31, 2023 are available on the Internet at http://www.proxydocs.com/AUMN.

March 28, 2024

Cordially,

Julie Z. Weedman

Corporate Secretary

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD OR SUBMIT YOUR PROXY AND/OR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT A QUORUM MAY BE REPRESENTED AT THE MEETING. STOCKHOLDERS WHO ATTEND THE MEETING IN PERSON MAY REVOKE THEIR PROXIES AND VOTE IN PERSON ONLINE DURING THE MEETING IF THEY SO DESIRE.

Proxy Statement

GOLDEN MINERALS COMPANY

350 Indiana Street, Suite 650

Golden, Colorado 80401

This Proxy Statement is furnished to the stockholders of Golden Minerals Company (“Golden Minerals,” the “Company,” “we” or “our”) in connection with the solicitation of proxies by the board of directors of Golden Minerals to be voted at the annual meeting of stockholders on May 9, 2024, or at any postponements or adjournments of the annual meeting. Our annual meeting is being held for the purposes set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders. The Proxy Statement, proxy card and Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2023, were made available to stockholders on or about March 28, 2024.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will furnish our proxy materials through “Notice and Access” via the Internet in accordance with the rules adopted by the Securities and Exchange Commission (the “SEC”). In accordance with the “Notice and Access” model, we will furnish a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders who will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of proxy materials. The Notice will contain instructions on how to access our proxy materials and how to vote. In addition, stockholders may request proxy materials in printed form by mail or electronically by email by writing to Karen Winkler, Director of Investor Relations, Golden Minerals Company, 350 Indiana Street, Suite 650, Golden, Colorado 80401 or at investor.relations@goldenminerals.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on May 9, 2024: The Proxy Statement, Proxy Card, and Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2023, are available at http://www.proxydocs.com/AUMN.

ABOUT THE MEETING

You have received these proxy materials because our board of directors is soliciting your proxy to vote your common stock at the annual meeting of stockholders to be held on May 9, 2024. This Proxy Statement describes matters on which we would like you to vote at our annual meeting. It also provides you with information on these matters so that you may make an informed decision.

HOW TO ATTEND THE ANNUAL MEETING

All stockholders as of the close of business on the March 18, 2024 record date (or their duly appointed proxies) may attend the annual meeting. If you are not a stockholder of record but hold your shares through a broker, bank or other holder of record (i.e., in “street name”) and wish to attend the annual meeting, you will need to provide proof of beneficial ownership on the record date, such as your most recent account statement as of March 18, 2024, a copy of the voting instruction card provided by your broker, bank or other holder of record, or other similar evidence of ownership. Registration and seating will begin at 2:45 P.M. Mountain Time Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

HOW YOU CAN VOTE

We encourage stockholders to submit their votes in advance of the annual meeting. You may elect to vote by one of four methods.

If you are a stockholder of record or “registered stockholder”:

Online	Go to www.proxypush.com/AUMN and follow the instructions provided. You will need the Control Number provided on your proxy card.

Telephone	Dial 1-866-858-9426 using a touch-tone telephone and following the menu instructions.

Mail	Complete and sign a paper proxy card or instruction form and mail it in the postage-paid envelope

During the Meeting	You may vote in person at the annual meeting.

If you are a beneficial stockholder:

You should follow the instructions in the Notice or voting instructions provided by your broker or nominee. In these cases, you may vote by Internet, telephone or mail. You may vote your shares beneficially held through your broker if you attend the annual meeting and you obtain a legal proxy from your broker giving you the legal right to vote the shares at the annual meeting.

PROPOSALS FOR THE 2024 ANNUAL MEETING

At our annual meeting, stockholders will vote on the following six items of business:

1.	To elect five directors to hold office until the 2025 annual meeting of stockholders or until their successors are elected;

2.	To ratify the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized common stock, par value $0.01, from 28,000,000 shares to 100,000,000 shares;

4.	To approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to awards from 360,000 shares to 1,400,000 shares;

5.	To approve, on an advisory basis, the compensation of our named executive officers; and

6.	To approve, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of our named executive officers.

Stockholders will also vote on such other matters as may properly come before the annual meeting or any postponement or adjournment thereof.

Our board of directors recommends that you vote:

•	“FOR” the election of each of the five nominated directors (see “Proposal 1”);

•	“FOR” the ratification of the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (see “Proposal 2”);

•

“FOR” the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized common stock, par value $0.01, from 28,000,000 shares to 100,000,000 shares (see “Proposal 3”);

•

“FOR” the approval of a proposed amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to awards from 360,000 shares to 1,400,000 shares; (see “Proposal 4”);

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers (see “Proposal 5”); and

•	“3 YEARS” for, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of our named executive officers (see “Proposal 6”).

With respect to any other matter that properly comes before the annual meeting, any of the officers named as proxy holder will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

SHARES ENTITLED TO VOTE

As of the close of business on March 18, 2024, the record date for the annual meeting, we had 14,573,252 shares of common stock outstanding, which reflects the one-for-25 reverse stock split that became effective June 9, 2023. This amount includes 5,800 shares of unvested restricted common stock awarded pursuant to our Amended and Restated 2009 Equity Incentive Plan (the “2009 Equity Incentive Plan”), which are not entitled to vote at the annual meeting.

Therefore, as of March 18, 2024, 14,567,452 shares of common stock were outstanding and are entitled to vote at the annual meeting. You can vote all of the shares that you owned as of the close of business on the record date. These shares include: (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

Most stockholders hold their shares through a broker or other holder of record rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and we have sent the Notice directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the annual meeting. You may vote by proxy via the Internet or telephone by following the instructions provided in the Notice. If you request printed copies of the proxy materials by mail, you may also vote by filling out the proxy card included with the materials or by calling the toll-free number found on the proxy card.

Beneficial Owner. If your shares are held in a brokerage account, or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by that holder together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote and are also invited to attend the annual meeting.

STOCKHOLDERS ENTITLED TO ATTEND THE MEETING

All stockholders as of the March 18, 2024 record date (or their duly appointed proxies) may attend the annual meeting.

QUORUM

The presence at the annual meeting, in person or by proxy, of the holders of one-third (at least 33 and 1/3%) of the shares of our common stock outstanding and entitled to vote as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the annual meeting (other than an adjournment or postponement of the annual meeting). If you properly submit a proxy, even if you abstain from voting or cast a “WITHHOLD” vote, then your shares will be counted for purposes of determining the presence of a quorum. If a broker or bank indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the annual meeting.

HOW YOU MAY VOTE ON EACH PROPOSAL

The voting options for the proposals that we will consider at the annual meeting are:

•	Proposal 1 — Election of Directors: In the election of directors, you may vote “FOR” any one or all of the nominees, or you may “WITHHOLD” with respect to any one or all of the nominees.

•

Proposal 2 — Ratification of Appointment of Independent Auditors: For the ratification of the appointment of Haynie & Company, you may vote “FOR” or “AGAINST” the proposal or you may indicate that you wish to “ABSTAIN” from voting on the proposal.

•

Proposal 3 — Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Increase the Authorized Common Stock: For the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized common stock from 28,000,000 shares to 100,000,000 shares, you may vote “FOR” or “AGAINST” the proposal or you may indicate that you wish to “ABSTAIN” from voting on the proposal.

•

Proposal 4 — Approval of an Amendment to the 2023 Equity Incentive Plan to Increase the Reserved Shares of Common Stock: For the approval of an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to awards from 360,000 shares to 1,400,000 shares, you may vote “FOR” or “AGAINST” the proposal or you may indicate that you wish to “ABSTAIN” from voting on the proposal.

•

Proposal 5 — Advisory Vote on the Compensation of Our Named Executive Officers: For the approval, on an advisory basis, of the compensation of our named executive officers, you may vote “FOR” or “AGAINST” the proposal or you may indicate that you wish to “ABSTAIN” from voting on the proposal.

•

Proposal 6 — Advisory Vote on the Frequency of the Stockholder Vote on the Compensation of Our Named Executive Officers: For the approval, on an advisory basis, of the frequency of the advisory stockholder vote on the compensation of our named executive officers, you may vote for “1 YEAR,” “2 YEARS” or “3 YEARS” or you may indicate that you wish to “ABSTAIN” from voting on the proposal.

VOTES REQUIRED FOR APPROVAL

The voting requirements for the proposals that we will consider at the annual meeting are:

•

Proposal 1 — Election of Directors: Five candidates will be elected by a plurality of affirmative votes of the outstanding shares of common stock present at the annual meeting (either in person or by proxy). That is, the five candidates that receive the highest number of affirmative votes will be elected to serve on our board of directors. Because the candidates that receive the highest number of affirmative votes will be elected to serve on the board, a “WITHHOLD” vote or a broker non-vote will not affect the outcome of the election.

•

Proposal 2 — Ratification of Appointment of Independent Auditors: The affirmative vote of a majority of the outstanding shares of common stock present at the annual meeting (either in person or by proxy) and entitled to vote on this matter will be required for ratification. Abstentions, which are included in the calculation of the number of shares present or represented by proxy and entitled to vote at the annual meeting, will have the effect of a vote “AGAINST” the proposal.

•

Proposal 3 — Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Increase the Authorized Common Stock: The affirmative vote of a majority of the votes cast at the annual meeting (either in person or by proxy) will be required to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized common stock from 28,000,000 shares to 100,000,000 shares. Abstentions, which are not considered votes cast, will have no effect on the proposal.

•

Proposal 4 — Approval of an Amendment to the 2023 Equity Incentive Plan to Increase the Reserved Shares of Common Stock: The affirmative vote of a majority of the votes cast at the annual meeting (either in person or by proxy) will be required to amend the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to awards from 360,000 shares to 1,400,000 shares. Abstentions, which are not considered votes cast, will have no effect on the proposal.

•

Proposal 5 — Advisory Vote on the Compensation of Our Named Executive Officers: The affirmative vote of a majority of the outstanding shares of common stock present at the annual meeting (either in person or represented by proxy) and entitled to vote on this matter will be required to approve, on an advisory basis, the compensation of our named executive officers. Because your vote on this proposal is advisory, it will not be binding on the board of directors or the Company. However, the board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. Abstentions, which are included in the calculation of the number of shares present or represented by proxy and entitled to vote at the annual meeting, will have the effect of a vote “AGAINST” the proposal. Broker non-votes will have no effect on the vote for this proposal.

•

Proposal 6 — Advisory Vote on the Frequency of the Stockholder Vote on the Compensation of Our Named Executive Officers: The option (“1 YEAR”, “2 YEARS” or “3 YEARS”) that receives the highest number of votes cast by stockholders will be considered by the board of directors when determining the frequency of future advisory votes on compensation of our named executive officers. Because your vote on this proposal is advisory, it will not be binding on the board of directors or the Company. However, the board of directors will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation. Abstentions, which are included in the calculation of the number of shares present or represented by proxy and entitled to vote at the annual meeting, will not be counted in determining which of the three alternatives ae favored by our stockholders. Broker non-votes will have no effect on the vote for this proposal.

RIGHTS OF DISSENTERS

No action is proposed at this annual meeting for which the laws of the State of Delaware or our amended and restated bylaws (the “Bylaws”) provide a right of our stockholders to dissent and obtain appraisal of or payment for such stockholders’ common stock.

HOW PROXIES WILL BE TABULATED AND VOTED

Votes will be tabulated by Mediant, a BetaNXT Company. We do not expect any matters to be presented for a vote at the annual meeting other than the matters described in this Proxy Statement. If you grant a proxy, any of the officers named as proxy holder, Warren M. Rehn, Julie Z. Weedman, or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the annual meeting. If a director nominee is not available as a candidate for director, any of the officers named as proxy holder will vote your proxy for another candidate nominated by our board of directors.

Proxies submitted properly will be voted in accordance with the instructions contained therein. If you submit a proxy but do not provide voting directions, the proxy will be voted:

(i)	“FOR” the election of each of the five director nominees listed in Proposal 1 (Election of Directors),

(ii)	“FOR” the approval of Proposal 2 (Ratification of Appointment of Independent Auditors),

(iii)	“FOR” the approval of Proposal 3 (Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Increase the Authorized Common Stock),

(iv)	“FOR” the approval of Proposal 4 (Approval of an Amendment to the 2023 Equity Incentive Plan to Increase the Reserved Shares of Common Stock),

(v)	“FOR” the approval of Proposal 5 (Advisory Vote on the Compensation of Our Named Executive Officers), and
(vi)	“3 YEARS” for Proposal 6 (Advisory Vote on the Frequency of the Stockholder Vote on the Compensation of Our Named Executive Officers),

and in such manner as the proxy holders named on the proxy determine, in their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

If your shares are held through a broker, bank or other nominee (collectively referred to as “brokers”), the broker will vote your shares according to the specific instructions it receives from you. If the broker does not receive voting instructions from you, the broker may vote only on proposals that are considered “routine” matters. Under applicable NYSE rules, at this year’s annual meeting, your broker may vote without your instructions only on Proposal 2 (Ratification of Appointment of Independent Auditors) and Proposal 3 (Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Increase the Authorized Common Stock). The broker’s failure to vote on Proposal 1 (Election of Directors ), Proposal 4 (Approval of an Amendment to the 2023 Equity Incentive Plan to Increase the Reserved Shares of Common Stock), Proposal 5 (Advisory Vote on the Compensation of Our Named Executive Officers), and Proposal 6 (Advisory Vote on the Frequency of the Stockholder Vote on the Compensation of Our Named Executive Officers), because the broker lacks discretionary authority to do so, is commonly referred to as a “broker non-vote.”

CHANGING YOUR VOTE

After you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the annual meeting by (1) delivering a written notice of your revocation to our Corporate Secretary at our principal executive office located at 350 Indiana Street, Suite 650, Golden, Colorado 80401; (2) executing and delivering a later dated proxy card; or (3) by the Internet or telephone by following the voting instructions provided in the Notice. In addition, the powers of the proxy holders to vote your stock will be suspended if you attend the annual meeting and so request, although attendance at the annual meeting will not by itself revoke a previously granted proxy.

SOLICITATION COSTS

The accompanying proxy is solicited on behalf of the Company by its board of directors, and the cost of solicitation will be borne by Golden Minerals. Following the original mailing of the proxies and soliciting materials, directors, officers, and employees of the Company may solicit proxies by mail, telephone, facsimile, email or personal interviews. We will also request banks and brokers to solicit their customers who have a beneficial interest in our common stock registered in the names of nominees, and we will reimburse banks and brokers for their reasonable out-of-pocket expenses in so doing.

PROPOSAL 1

ELECTION OF DIRECTORS

The board of directors unanimously recommends that the Company’s stockholders vote “FOR” the election of each of the five nominees.

The board of directors has nominated for election at the annual meeting Messrs. Clevenger, Rehn, Morano and Watkins and Ms. Friedman to serve until the 2025 annual meeting of stockholders or until their successors are elected. Messrs. Clevenger, Rehn, Morano and Watkins and Ms. Friedman are currently directors of Golden Minerals. Each nominee has consented to being named as a nominee. Terry M. Palmer, who is currently a member of the Company’s board of directors and Chairperson of the Audit Committee has notified the Company that he is retiring from the Board and will not stand for re-election at the 2024 annual meeting of stockholders.

The following table sets forth the full name, age and current positions of each nominee:

Name	Age	Position

Jeffrey G. Clevenger (3)	74	Director, Chairman of the Board of Directors

Warren M. Rehn (1)	69	Director

Deborah J. Friedman (2)(4)	71	Director, Chairperson of the Corporate Governance and Nominating Committee

Kevin R. Morano (2)(3)(4)	70	Director, Chairperson of the Compensation Committee

David H. Watkins (3)	79	Director

(1)	Mr. Rehn also serves as our President and Chief Executive Officer.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Corporate Governance and Nominating Committee.

The five candidates that receive the highest number of affirmative votes will be elected to serve on our board of directors.

The Company is an “Eligible International Interlisted Issuer” within the meaning of the rules of the Toronto Stock Exchange (the “TSX”) and, accordingly, the Company has been granted an exemption by the TSX from the TSX requirements regarding (i) majority approval for the election of directors, and (ii) the issuance of a news release disclosing director election voting results.

Biographical information regarding each nominee is set forth below, based upon information furnished to us by the nominee.

Nominees for Election

Jeffrey G. Clevenger. Mr. Clevenger has served as Chairman of our board since March 2009. He also served as our President from March 2009 to May 2015 and as our Chief Executive Officer from March 2009 to September 2015. He has 50 years of experience in the mining industry. Mr. Clevenger served as a director and President and Chief Executive Officer of our predecessor, Apex Silver Mines Limited (“Apex Silver”) from October 2004 until March 2009. Mr. Clevenger worked as an independent consultant from 1999 when Cyprus Amax Minerals Company, his previous employer, was sold until he joined Apex Silver in 2004. Mr. Clevenger served as Senior Vice President and Executive Vice President of Cyprus Amax Minerals Company from 1993 to 1998 and 1998 to 1999, respectively, and as President of Cyprus Climax Metals Company and its predecessor, Cyprus Copper Company, a large integrated producer of copper and molybdenum with operations in North and South America, from 1993 to 1999. He was Senior Vice President of Cyprus Copper Company from August 1992 to January 1993. From 1973 to 1992, Mr. Clevenger held various technical, management and executive positions at Phelps Dodge Corporation, including President and General Manager of Phelps Dodge Morenci, Inc. He is a Member of the American Institute of Mining, Metallurgical and Petroleum Engineers and the Metallurgical Society of America. Mr. Clevenger holds a B.S. in Mining Engineering with Honors from the New Mexico Institute of Mining and Technology and is a graduate of the Advanced International Senior Management Program of Harvard University. In determining Mr. Clevenger’s qualifications to serve on our board of directors, the board has considered, among other things, his experience and expertise in the mining industry, including the operating, management, and executive positions he has held previously at several other mining companies.

Warren M. Rehn. Mr. Rehn was appointed President of our Company in May 2015 and appointed Chief Executive Officer and director in September 2015. Mr. Rehn previously served as Senior Vice President, Exploration and Chief Geologist since December 2012 and served as Vice President, Exploration and Chief Geologist since February 2012. From 2007 until February 2012, Mr. Rehn held various positions at Barrick Gold Exploration, Inc., serving most recently as Chief Exploration Geologist for the Bald Mountain and Ruby Hill mining units. From 2005 until 2007, Mr. Rehn was a consulting geologist for Gerson Lehman Group, which provides consulting services to various industries, including geology and mining. Mr. Rehn served as a Consulting Senior Geologist at Placer Dome Exploration, Inc. in 2004 and as an independent consulting geologist throughout the Americas from 1994 until 2003.

He served as a Senior Geologist at Noranda Exploration, Inc. from 1988 until 1994. Mr. Rehn holds an M.S. in Geology from the Colorado School of Mines and a B.S. in Geological Engineering from the University of Idaho. In determining Mr. Rehn’s qualifications to serve on our board of directors, the board has considered, among other things, his experience in the mining industry, including his exploration and geology expertise and experience at several mining companies, as well as his experience with the Company.

Deborah Friedman. Ms. Friedman has served as a director of our company since 2021 and has over 35 years of experience in the mining industry. Ms. Friedman is a retired partner of Davis Graham and Stubbs, LLP (“DGS”), a law firm based in Denver, Colorado, where her practice has focused primarily on corporate finance, securities, corporate governance, and domestic and international mergers and acquisitions matters for both publicly traded and privately held companies, with specific expertise in the mining industry. She previously served as senior vice president, general counsel and corporate secretary for Golden Minerals between 2009 and 2015 under an arrangement whereby she split her time between Golden Minerals and DGS. From 2007 to 2009 Ms. Friedman served as senior vice president, general counsel and corporate secretary of Apex Silver Mines Limited, predecessor to Golden Minerals. Prior to DGS she spent 16 years working in varied positions including general counsel in the legal departments of Cyprus Amax Minerals Company and AMAX Gold Inc. She has served on the board of directors of Vista Gold (NYSE American: VGZ and TSX: VGZ) since March 2019.

Ms. Friedman has received numerous accolades and recognition for her work, including being featured in the International Who’s Who of Mining Lawyers by Law Business Research Ltd., and The Best Lawyers in America©. Ms. Friedman holds a Bachelor of Arts Degree in History from the University of Illinois and a Juris Doctor Degree from the University of Michigan Law School.

Kevin R. Morano. Mr. Morano has served as a director of our Company since March 2009. He has over 45 years of experience in the mining industry. Mr. Morano has been Managing Principal of KEM Capital LLC, a private equity investment company and provider of management advisory services, since March 2007. Prior to forming his own company, Mr. Morano held a number of senior executive positions at major American public companies including a 21-year career at ASARCO Incorporated, a global copper mining company and specialty chemicals and aggregates producer, which was acquired by Grupo Mexico in December 1999. At ASARCO, Mr. Morano served in various senior executive capacities including President and Chief Operating Officer, Executive Vice President and Chief Financial Officer. He currently serves as a director of Bear Creek Mining Company, and he served as a director of Southern Peru Copper Corporation, Coeur d’Alene Mines and Apex Silver. From March 2002 to March 2007, Mr. Morano was employed at Lumenis Ltd initially as Chief Financial Officer and subsequently as Senior Vice President for Marketing and Business Development. From May 2000 through October 2001, Mr. Morano served as the Chief Financial Officer of Exide Technologies. Mr. Morano holds a B.Sc. in Finance from Drexel University and an M.B.A. from Rider University. In determining Mr. Morano’s qualifications to serve on our board of directors, the board has considered, among other things, his experience and expertise in the mining industry, public and private finance and management experience at public mining companies.

David H. Watkins. Mr. Watkins has served as a director of our Company since March 2009. He has over 50 years of experience in the mining industry, working as a senior executive with major mining companies and junior exploration and development companies. From 2011 to 2016, Mr. Watkins served as Chairman of Atna Resources Ltd. (“ATNA”), a company engaged in the exploration, development and production of gold properties. Mr. Watkins previously served ATNA as Executive Chairman from June 2010 to June 2011 and Chief Executive Officer from March 2000 to June 2010. From 1993 to 1999, Mr. Watkins served as Senior Vice President, Exploration of Cyprus Amax Minerals Company, a producer of commodities including copper, gold, molybdenum, lithium and coal. Prior to his employment with Cyprus Amax, Mr. Watkins served as President of Minova Inc., a producer of precious metals and base metals from mining operations in Canada. Mr. Watkins currently serves on the boards of directors of a number of companies, including Euro Resources S.A., Enduro Metals Corporation, and Commander Resources Ltd. Mr. Watkins previously served on the boards of Argonaut Gold Inc., Rio Novo Gold Inc., Camino Minerals Corporation, Valley High Ventures, Maudore Minerals Ltd., Canplatts Inc., Bearing Lithium Corporation and Landdrill International Inc. Mr. Watkins holds a B.A. in Geology from Queen’s University at Kingston, and an M.S. in Geology from Carleton University, Ottawa, and is a graduate of the Executive Business Program of the University of Western Ontario. Mr. Watkins is a member of the Canadian Institute of Mining and Metallurgy, Geological Association of Canada, Geological Society of Nevada and Prospectors and Developers Association of Canada. In determining Mr. Watkins’ qualifications to serve on our board of directors, the board has considered, among other things, his experience and expertise in mineral exploration for base and precious metals in South America and other regions, and his experience as an executive or director of small public mining companies like our company and familiarity with the technical exploration, financing, and management issues faced by such companies.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The board of directors, pursuant to the recommendation of the Audit Committee of the board of directors, unanimously recommends that the Company’s stockholders vote “FOR” the ratification of the appointment of Haynie & Company (“Haynie”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

The affirmative vote of the holders of a majority of the common stock entitled to vote and represented in person or by proxy at the annual meeting is required to ratify the selection of our independent registered public accounting firm for the fiscal year 2024. In the event the ratification is not approved by the required number of holders, the Audit Committee may reconsider, but will not necessarily change, its selection of Haynie to serve as our independent registered public accounting firm.

Haynie has been engaged as the Company’s independent registered public accounting firm since July 7, 2023 and audited the Company’s financial statements for the fiscal year ended December 31, 2023. Plante & Moran, PLLC (“Plante Moran”) served as the Company’s independent registered public accounting firm with respect to the audit of the financial statements for the fiscal year ended December 31, 2021. Plante Moran was replaced by Armanino, LLP (“Armanino”) as the Company’s independent registered public accounting firm effective September 6, 2022. Armanino served as the Company’s independent registered public accounting firm with respect to the audit of the financial statements for the fiscal year ended December 31, 2022. The Company’s prior engagements with Plante Moran and Armanino as the Company’s independent registered public accounting firms were terminated by mutual agreement of the Company’s Audit Committee and each of Plante Moran and Armanino, respectively. The audit reports of Plante Moran on the Company’s financial statements for the fiscal years ended December 31, 2020 and 2021 and the audit reports of Armanino on the Company’s financial statements for the fiscal year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2020 and 2021, and through the subsequent interim period preceding Plante Moran’s dismissal, there were no disagreements between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Plante Moran, would have caused it to make reference thereto in its reports on the Company’s financial statements for such fiscal years and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K. Additionally, during the fiscal years ended December 31, 2021 and 2022, and through the subsequent interim period preceding Armanino’s dismissal, there were no disagreements between the Company and Armanino on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Armanino, would have caused it to make reference thereto in its reports on the Company’s financial statements for such fiscal years and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The following table sets out the aggregate fees billed for the fiscal years ended December 31, 2023 and 2022 for the categories described.

Fiscal Year Ended December 31,

	2023(3)(4)	2022(3)(4)

Audit Fees (1)	$ 216,250	$ 226,864

-

-

All Other Fees (2)	$ 91,778	$ 9,706

Total Fees	$ 308,028	$ 236,570

(1)	Audit fees include fees for services rendered for the audit of our annual financial statements and reviews of our quarterly financial statements.
(2)	All other fees include fees for consents and comfort letters.
(3)	The Company paid its prior auditor, Armanino, $26,250 for fees to review the Company’s financial statements for the fiscal year ended December 31, 2022 and the quarter ended March 31, 2023, and $70,283 related to consents and comfort letters.
(4)	The Company paid its prior auditor, Plante Moran, $42,000 for fees to review the Company’s financial statements for the quarters ended March 31, 2022 and June 30, 2022, and $6,500 related to consents and comfort letters in 2022 and $8,495 related to consents and comfort letters in 2023.

The Audit Committee charter includes certain policies and procedures regarding the pre-approval of audit and non-audit services performed by an outside accountant. The Audit Committee is required to pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any rules promulgated thereunder. Pre-approval authority may be delegated to a committee member or a subcommittee, and any such member or subcommittee must report any decisions to the full committee at its next scheduled meeting. All of the fees and services of Haynie during 2023, of Armanino during 2022 and 2023, and of Plante Moran during 2022 were approved by the Audit Committee pursuant to its pre-approval policy as provided in the Audit Committee charter.

PROPOSAL 3 APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

The board of directors unanimously recommends that the Company’s stockholders vote “FOR” the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized common stock from 28,000,000 shares to 100,000,000 shares.

On March 11, 2024, the Company’s board of directors unanimously adopted a resolution approving, declaring advisable and recommending to stockholders for their approval the increase of the Company’s authorized common stock from 28,000,000 shares to 100,000,000 shares by amending Article IV, Section 4.1(a) of the Company’s Amended and Restated Certificate of Incorporation. The approval by the board of directors is subject to the approval of such amendment by a majority of the votes cast at the annual meeting (either in person or by proxy). A copy of the proposed amendment is attached to this Proxy Statement as Appendix A. The proposed amendment will become effective upon the filing of the amendment with the Delaware Secretary of State.

Reasons for the Proposed Amendment

We currently have 14,573,252 shares of common stock outstanding, which reflects the one-for-25 reverse stock split that became effective June 9, 2023. In addition, we have reserved (i) 400,409 shares of common stock issuable pursuant to outstanding awards under our 2009 Equity Incentive Plan, (ii) 40,000 shares of common stock issuable pursuant to outstanding awards under our 2023 Equity Incentive Plan, (iii) 320,000 shares of common stock authorized for issuance pursuant to future awards under our 2023 Equity Incentive Plan and (iv) 11,308,314 shares issuable upon exercise of outstanding warrants. After accounting for shares reserved for issuance upon exercise of these existing convertible securities, we have only approximately 1,846,597 shares available for issuance in the future for capital raising or other purposes. While it is possible that some of the reserved shares listed above will not ultimately be issued, because they have been reserved for a particular use, they are not currently available for use by the Company for future issuance.

The Company’s board of directors recommends approval of the proposed amendment so that it will have additional authorized but unissued and unreserved shares to permit the pursuit and effectuation of corporate transactions requiring the issuance of common stock in the future. Those transactions may include:

•	the issuance of common stock in connection with the growth and expansion of the Company’s business, including acquisition of mining properties or other companies engaged in the mining business;
•	the issuance of common stock or securities convertible into common stock in connection with financing and recapitalization transactions;
•	the future authorization of additional shares of common stock for issuance under the Company’s executive compensation program and the 2023 Equity Incentive Plan; and
•

the issuance of common stock in connection with other corporate transactions that implement proper business purposes determined by the board of directors to be in the best interests of the Company and its stockholders.

The Company’s board believes that additional authorized shares should be available in the future in order to permit the Company to pursue the various transactions described above and to provide for its growth and financial stability. Many of the types of transactions discussed above arise under circumstances requiring prompt action and do not allow the necessary time to seek stockholder approval to authorize additional shares. The board believes that it is very important for it to have the flexibility to be able to act promptly in the best interests of the Company and its stockholders when circumstances such as those described above arise.

The Company may pursue the acquisition of other mining companies, mining properties or interests in mining properties in the future. In the event the proposed increase in authorized shares of common stock is approved by stockholders, such future acquisitions may be effected for consideration that includes the issuance of shares of the Company’s common stock, or other securities convertible into the Company’s common stock, in partial or full payment of the purchase price. The Company anticipates that the terms of any acquisitions in which it would issue shares will be determined through direct negotiations with the securities holders or controlling persons of the entities or properties being acquired. Factors considered in determining such terms may include cash flow, reserves and mineralized material, earnings power, quality of management, properties, market location and position, and growth potential.

PROPOSAL 4 APPROVAL OF AN AMENDMENT TO THE 2023 EQUITY INCENTIVE PLAN TO INCREASE THE RESERVED SHARES OF COMMON STOCK

The board of directors unanimously recommends that the Company’s stockholders vote “FOR” the approval of an amendment to our 2023 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to awards from 360,000 shares to 1,400,000 shares.

We are seeking stockholder approval of an amendment to the 2023 Equity Incentive Plan to increase the number of shares authorized for issuance pursuant to awards under the 2023 Equity Incentive Plan by 1,040,000 shares of common stock, from 360,000 shares to 1,400,000 shares of common stock (the “Plan Amendment”). As of the date of this proxy statement, we have granted 40,000 restricted stock units under the 2023 Equity Incentive Plan.

Background and Purpose of the Proposal

The 2023 Equity Incentive Plan was approved by our stockholders on May 26, 2023, authorizing the issuance of 9,000,000 shares of common stock (which was reduced to 360,000 shares of common stock in connection with our 1-for-25 stock split in 2023). The 2023 Equity Incentive Plan is an important part of our overall compensation program. The 2023 Equity Incentive Plan is the only compensation plan under which we grant equity-based awards to our employees, contractors and outside directors. Accordingly, we believe that the 2023 Equity Incentive Plan is critical to our ability to attract, motivate and retain key employees, and thus plays a significant role in our continued success. Further, as employees, contractors and outside directors acquire and/or increase their ownership interest in the Company, their interests are more closely aligned with the interests of our stockholders.

The purpose of the proposed Plan Amendment is to increase the number of shares of common stock that we may issue pursuant to awards under the 2023 Equity Incentive Plan by 1,040,000 shares to 1,400,000 authorized shares. We expect that the shares currently reserved for issuance pursuant to awards under the 2023 Equity Incentive Plan will soon be exhausted. Accordingly, based on the recommendation of the Compensation Committee, the board of directors unanimously adopted the Plan Amendment, subject to the approval of our stockholders at the Annual Meeting.

If our stockholders do not approve the Plan Amendment at the annual meeting, the 2023 Equity Incentive Plan will continue in effect in its current form, and we will continue to grant equity awards under the 2023 Equity Incentive Plan until the shares of common stock reserved for issuance pursuant to awards thereunder are exhausted. If that happens, we will lose an important compensation tool that is designed to attract, motivate and retain highly qualified talent and more closely align our employees’ interests with our stockholders’ interests.

If the Plan Amendment is approved by our stockholders at the annual meeting, we intend to file, pursuant to the Securities Act of 1933, as amended (the “Securities Act”), a registration statement on Form S-8 to register the additional shares of common stock available for issuance under the 2023 Equity Incentive Plan.

Text of the Amendment

The Plan Amendment increases the maximum number of shares of common stock that we may issue pursuant to awards under the 2023 Equity Incentive Plan by 1,040,000 shares, from 360,000 to 1,400,000. To reflect such increase, Section 4.1 of the 2023 Equity Incentive Plan would be amended and restated in its entirety as follows:

“4.1 Shares of Common Stock Subject to the Plan; Share Limit. Subject to the adjustment as provided in Sections 8.1 and 10.9, the maximum number of shares of Common Stock available for issuance under the Plan will be equal to 1,400,000, all of which may be granted, in the sole discretion of the Administrator, as Incentive Stock Options. Common Stock issued under the Plan shall be either authorized but unissued shares of Common Stock or, to the extent permitted, shares of Common Stock that have been reacquired by the Company or any Subsidiary.”

Shares Available for Issuance

As noted above, the 2023 Equity Incentive Plan is the only compensation plan under which we grant equity-based awards to our employees, contractors and outside directors. If the Plan Amendment is approved by the Company’s stockholders, we will have the following shares available for issuance pursuant to equity-based awards (all share counts determined as of March 14, 2024):

Shares available for issuance under the 2023 Equity Incentive Plan prior to amendment	320,000
Amendment to 2023 Equity Incentive Plan	1,040,000

Total shares available for issuance pursuant to new awards upon approval of the amendment to the 2023 Equity Incentive Plan	1,360,000

Outstanding Awards under Existing Plans

As of March 18, 2024, there were 14,573,252 total outstanding shares of the Company’s common stock. Additionally, as of March 18, 2024, there were (i) no stock options outstanding, (ii) 272,409 RSUs outstanding, (iii) no PSUs outstanding, (iv) 168,000 KELTIPS outstanding and vested, and (v) 5,800 shares of unvested restricted common stock awarded pursuant to our Amended and Restated 2009 Equity Incentive Plan. Other than the foregoing, no other awards were outstanding as of March 18, 2024 under the Company’s equity compensation plans.

DESCRIPTION OF THE 2023 EQUITY INCENTIVE PLAN

The following summary of material terms of the 2023 Equity Incentive Plan is subject to and qualified in its entirety by the actual terms of the 2023 Equity Incentive Plan, which was filed as Exhibit 10.1 to the Current Report filed on Form 8-K filed with the SEC on May 30, 2023.

The Purpose of the 2023 Equity Incentive Plan

The purpose of the 2023 Equity Incentive Plan is to promote the success of the Company and the interests of its stockholders by providing an additional means for the Company to attract, motivate, retain and reward directors, officers and employees.

Administration

The board of directors or one or more committees consisting of directors appointed by the board of directors will administer the 2023 Equity Incentive Plan. The board of directors intends to delegate general administrative authority for the 2023 Equity Incentive Plan to the compensation committee, which is comprised of directors who qualify as independent under SEC and NYSE American rules. Except where prohibited by applicable law, a committee may delegate some or all of its authority with respect to the 2023 Equity Incentive Plan to another committee of directors or to one or more officers of the Company. For purposes of Rule 16b-3 of the Exchange Act and for grants to non-employee directors, the 2023 Equity Incentive Plan must be administered by a committee consisting solely of two or more independent directors. The appropriate acting body, be it the board of directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator.”

The Administrator has broad authority under the 2023 Equity Incentive Plan with respect to award grants including, without limitation, the authority:

•	To select participants and determine the type(s) of award(s) that they are to receive;

•	To determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•

To cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents, and subject to the repricing prohibition described below;

•	To accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards subject to any required consents;

•	Subject to the other provisions of the 2023 Equity Incentive Plan, to make certain adjustments to outstanding awards and authorize the conversion, succession or substitution of awards; and

•

To allow the purchase price of awards or shares of the Company’s common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s common stock or by a reduction of the number of shares deliverable pursuant to the awards, by services rendered by the recipient of the awards, by notice of third-party payment or by cashless exercise, on such terms as the Administrator may authorize, or any other form permitted by law.

Eligibility

Persons eligible to receive awards under the 2023 Equity Incentive Plan include officers and employees of the Company or any of its subsidiaries, certain individual consultants who render bona fide services to the Company or any of its subsidiaries, and non-employee directors of the Company. As of March 13, 2024, there were approximately 196 employees, including officers, of the Company and its subsidiaries, 2 individual consultants and five non-employee directors of the Company who would potentially be eligible to receive awards under the 2023 Equity Incentive Plan.

Authorized Shares

The 2023 Equity Incentive Plan currently authorizes the issuance of up to 360,000 shares of the Company’s common stock pursuant to plan awards. The 2023 Equity Incentive Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2023 Equity Incentive Plan, except as may be required by the plan administrator or applicable law or stock exchange rules.

Shares that are subject to or underlie awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2023 Equity Incentive Plan are available for reissuance under the 2023 Equity Incentive Plan. However, the 2023 Equity Incentive Plan prohibits liberal share recycling. Accordingly, shares tendered or withheld to satisfy the exercise price of options or tax withholding obligations, and shares covering the portion of exercised stock-settled stock appreciate rights (“SARs”) (regardless of the number of shares actually delivered), count against the share limit.

Awards Under the 2023 Equity Incentive Plan

Because awards under the 2023 Equity Incentive Plan are granted in the discretion of the board of directors or a committee of the board of directors, the type, number, recipients and other terms of future awards cannot be determined at this time.

No Repricing

In no event will any adjustment be made to a stock option or stock appreciate right under the 2023 Equity Incentive Plan (by amendment, cancellation and regrant, exchange for other awards or cash or other means) that would constitute a repricing of the per share exercise or base price of the award, unless such adjustment is approved by the stockholders of the Company. Adjustments made in accordance with the 2023 Equity Incentive Plan to reflect a stock split or similar event are not deemed to be a repricing.

Minimum Vesting Schedule

The 2023 Equity Incentive Plan requires a minimum one-year cliff vesting schedule for all equity award types under the 2023 Equity Incentive Plan. This minimum vesting schedule will apply to at least 95% of the shares authorized for grant under the 2023 Equity Incentive Plan.

Dividends and Dividend Equivalents

Accrued dividends or dividend equivalent amounts shall not be paid unless and until the awards to which they relate become vested.

Types of Awards

The 2023 Equity Incentive Plan authorizes stock options, SARs, restricted stock, RSUs, PSUs, and other forms of awards that may be granted or denominated in or otherwise determined by reference to the Company’s common stock, as well as cash awards. The 2023 Equity Incentive Plan provides flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Awards may, in certain cases, be paid or settled in cash.

Stock Options

A stock option is a right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant. On March 13, 2024, the last sale price of the Company’s common stock as reported on NYSE American was $0.35 per share. The maximum term of an option is ten years from the date of grant. An option may be either an incentive stock option or a nonqualified stock option. Incentive stock options are taxed differently than nonqualified stock options and are subject to more restrictive terms under the Internal Revenue Code of 1986, as amended (the “Code”) and the 2023 Equity Incentive Plan. Incentive stock options may be granted only to employees of the Company or a subsidiary.

SARs

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of shares of the Company’s common stock on the date of exercise of the SAR over the base price of the SAR. The base price is established by the Administrator at the time of grant of the SAR and may not be less than the fair market value of a share of the Company’s common stock on the date of grant. SARs may be granted in connection with other awards or independently. The maximum term of a SAR is ten years from the date of grant.

Restricted Stock

Shares of restricted stock are shares of the Company’s common stock that are subject to forfeiture and to certain restrictions on sale, pledge, or other transfer by the recipient during a particular period of employment or service or until certain performance vesting conditions are satisfied. Subject to the restrictions provided in the applicable award agreement and the 2023 Equity Incentive Plan, a participant receiving restricted stock may have all of the rights of a stockholder as to such shares, including the right to vote and the right to receive dividends; provided, however, that dividends on unvested shares shall be accrued and shall be paid only if the restricted stock to which they relate become vested.

RSUs

A RSU represents the right to receive one share of the Company’s common stock on a specific future vesting or payment date. Subject to the restrictions provided in the applicable award agreement and the 2023 Equity Incentive Plan, a participant receiving RSUs has no rights as a stockholder with respect to the RSUs until the shares of common stock are issued to the participant. RSUs may be granted with dividend equivalent rights that are payable only if the underlying RSUs vest. RSUs may be settled in cash if so provided in the applicable award agreement.

PSUs

A PSU is a performance-based award that entitles the recipient to receive shares of the Company’s common stock based on attainment of one or more performance goals. Each PSU shall designate a target number of shares payable under the award, with the actual number of shares earned (if any) based on a formula set forth in the award agreement related to the attainment of one or more performance goals. A participant receiving PSUs has no rights as a stockholder until the shares of common stock are issued to the participant. PSUs may be granted with dividend equivalent rights that are payable only if the underlying PSUs are earned. PSUs may be settled in cash if so provided in the applicable award agreement.

Cash Awards

The Administrator, in its sole discretion, may grant cash awards, including, without limitation, discretionary awards, awards based on objective or subjective performance criteria, and awards subject to other vesting criteria.

Other Awards

The other types of awards that may be granted under the 2023 Equity Incentive Plan include, without limitation, stock bonuses, and similar rights to purchase or acquire shares of the Company’s common stock, and similar securities with a value derived from the value of, or related to, the Company’s common stock or returns thereon.

Other Terms

Change of Control

The 2023 Equity Incentive Plan provides that, in the event of a change in control (as defined in the 2023 Equity Incentive Plan), the Administrator shall have full discretion to take whatever actions it deems necessary or appropriate with respect to outstanding awards, including, but not limited to: (a) to provide for full or partial accelerated vesting of any award or portion thereof, either immediately prior to such change in control or on such terms and conditions following the change in control (such as a termination without cause) as the Administrator determines in its sole and absolute discretion, (b) to provide for the assumption of such awards or portions thereof or the substitution of such awards or portions thereof with similar awards of the surviving or acquiring company or parent thereof, in a manner designed to comply with Section 409A of the Code, (c) to provide for the settlement in cash or property and cancellation of any award or portions thereof immediately prior to such change in control, which settlement may, in a manner designed to comply with Section 409A of the Code, be subject to any escrow, earn-out or other contingent or deferred payment arrangement that is contemplated by such change in control, and (d) take any other actions as the Administrator deems necessary or advisable in connection with such change in control transaction; provided, however, that in the event the surviving or acquiring company does not assume the outstanding awards or portions thereof or substitute similar stock awards for those outstanding under the 2023 Equity Incentive Plan as of the change in control, then (a) the vesting and exercisability, if applicable, of all awards or portions thereof shall be accelerated in full immediately prior to such change in control, with all performance goals or other vesting criteria applicable to any performance-based awards deemed achieved based on performance measured through the date of the change in control, and (b) such outstanding awards or portions thereof shall terminate and/or be payable upon the occurrence of the change in control. The Administrator may take different actions with respect to different Participants under the 2023 Equity Incentive Plan, different awards under the 2023 Equity Incentive Plan, and different portions of awards granted under the 2023 Equity Incentive Plan.

Transferability of Awards

Awards under the 2023 Equity Incentive Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, or pursuant to domestic relations orders. Awards with exercise features are generally exercisable during the recipient’s lifetime only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, as long as such transfers comply with applicable federal and state securities laws and provided that any such transfers are not for consideration.

Adjustments

As is customary in plans of this nature, the share limits and the number and kind of shares available under the 2023 Equity Incentive Plan and any outstanding awards, as well as the exercise or purchase prices of awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority

The 2023 Equity Incentive Plan does not limit the authority of the board of directors or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Restrictive Covenants and Clawback Policy

By accepting awards and as a condition to the exercise of awards and the enjoyment of any benefits of the 2023 Equity Incentive Plan, participants agree to be bound by any clawback policy adopted by the Company from time to time. Participants may also be subject to restrictive covenants if so required by the Administrator in any award agreement.

Termination of, or Changes to, the 2023 Equity Incentive Plan

The Administrator may amend or terminate the 2023 Equity Incentive Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable stock exchange rules, or as required to preserve the intended tax consequences of the 2023 Equity Incentive Plan. For example, stockholder approval is required for any proposed amendment to increase the maximum number of shares that may be delivered with respect to awards granted under the 2023 Equity Incentive Plan. Adjustments as a result of stock splits or similar events will not, however, be considered amendments requiring stockholder approval. Unless terminated earlier by the Board, the authority to grant new awards under the 2023 Equity Incentive Plan will terminate five years after the date on which the 2023 Equity Incentive Plan was approved by the Board. Outstanding awards will generally continue following the expiration or termination of the 2023 Equity Incentive Plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the award holder.

CERTAIN FEDERAL TAX CONSEQUENCES

The following summary of the federal income tax consequences of awards under the 2023 Equity Incentive Plan is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences. The tax consequences of individual awards may vary depending upon the particular circumstances applicable to any individual participant.

Nonqualified Stock Options

The grant of a nonqualified stock option under the 2023 Equity Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Stock Options

The grant of an incentive stock option (or “ISO”) under the 2023 Equity Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO (i.e., the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock

Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e., the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock, if any. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted in an amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) Election. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued. The Company is entitled to a deduction equal to the amount of income taken into account as a result of the Section 83(b) Election, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

To the extent dividends are paid while the restrictions on the stock are in effect, any such dividends will be taxable to the participant as ordinary income (and will be treated as additional wages for federal income and employment tax withholding purposes, if the recipient is an employee) and will be deductible by the Company (subject to possible limitations imposed by the Code, including Section 162(m) thereof), unless the participant has made a Section 83(b) Election, in which case the dividends will generally be taxed at dividend rates and will not be deductible by the Company.

Other Awards

Other awards (such as RSUs and PSUs) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code

Under Code Section 162(m), no deduction is generally allowed in any taxable year of the Company for compensation in excess of $1 million paid to any of the Company’s “covered employees.” A “covered employee” is any individual who has served at any time after December 31, 2016 as the Company’s chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in a Company proxy statement, regardless of whether any such individual is still employed by the Company. We may be prohibited under Code Section 162(m) from deducting compensation paid pursuant to the 2023 Equity Incentive Plan to our “covered employees.”

Section 409A of the Internal Revenue Code

Section 409A of the Code provides certain requirements for the deferral and payment of deferred compensation arrangements. In the event that any award under the 2023 Equity Incentive Plan is deemed to be a deferred compensation arrangement, and if such arrangement does not comply with Section 409A of the Code, the recipient of such award will recognize ordinary income once such award is vested, as opposed to at the time or times set forth above. In addition, the amount taxable will be subject to an additional 20% federal income tax along with other potential taxes and penalties. It is intended, although not guaranteed, that all awards issued under the 2023 Equity Incentive Plan will either be exempt from or compliant with the requirements of Section 409A of the Code.

PROPOSAL 5

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (THE SAY-ON-PAY VOTE)

The board of directors unanimously recommends that the Company’s stockholders vote “FOR” the approval, on an advisory basis, the compensation of our named executive officers.

Pursuant to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Company seeks a non-binding advisory vote from the holders of a majority of the common stock entitled to vote and represented in person or by proxy at the annual meeting approving the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This proposal is also referred to as the “say-on-pay” vote. At our 2018 annual meeting of stockholders, the stockholders approved the frequency of submitting the say-on-pay vote to stockholders every three years. As the last advisory vote on executive compensation was held in 2021, we are submitting the compensation of our named executive officers to an advisory vote at the upcoming annual meeting.

At our 2021 annual meeting of stockholders, approximately 94.8% of votes cast were in favor of the proposal to approve an advisory resolution regarding the 2020 compensation program for our named executive officers. The Compensation Committee believes this result is an indication that a vast majority of our stockholders are satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of our named executive officers with the interests of our stockholders.

Our executive compensation programs are designed to attract and retain top quality executive talent who can contribute to our long-term success and thereby build value for our stockholders, to tie annual and long-term cash and equity incentive compensation to the achievement of measurable company and individual performance objectives, and to align compensation incentives available to our executives with the goal of creating stockholder value. We urge stockholders to read the “Executive Compensation” section of this Proxy Statement, beginning on page 33, which contains tabular information and narrative discussion about the compensation of our named executive officers. The Compensation Committee and the board of directors believe that these policies are effective in implementing our compensation philosophy and in achieving our goals.

We are asking our stockholders to indicate their support for our executive compensation as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to approve, on an advisory basis, the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation section, compensation tables, and narrative disclosure in the Proxy Statement for the Company’s 2024 Annual Meeting of Stockholders, is hereby APPROVED.”

PROPOSAL 6

ADVISORY VOTE ON THE FREQUENCY OF THE STOCKHOLDER VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (THE SAY-WHEN-ON-PAY VOTE)

The board of directors unanimously recommends that the Company’s stockholders vote “3 YEARS,” on an advisory basis, for the frequency of the advisory stockholder vote on the compensation of our named executive officers.

In addition to the advisory vote on executive compensation set forth in Proposal 5 above, the Dodd-Frank Act requires that stockholders have the opportunity to vote on how often they believe the advisory vote on executive compensation should be held in the future. This proposal is also referred to as the “say-when-on-pay” vote.

In 2018, the last time our stockholders cast a vote on frequency, approximately 94.5% of votes cast were in favor of a three-year frequency. The board of directors believes that holding an advisory vote on executive compensation every three years continues to be the most appropriate policy for our stockholders and the Company at this time. Our executive compensation program is designed to incentivize performance over not just the short term but also the long term. As such, we believe that stockholder input on executive compensation will be most useful if the effectiveness of our compensation program is evaluated over a multi-year period. A three-year cycle will also provide us with sufficient time to thoughtfully respond to stockholders’ input and to implement any changes to our compensation program.

We intend to continue to consider communications from our stockholders during the period between stockholder votes. We seek and are open to communications from our stockholders regarding corporate governance matters, as well as our executive compensation program, and have made attempts to ensure there are avenues for our stockholders to submit comments to the Company. We believe our stockholders’ ability to contact us to express specific views on executive compensation holds us accountable to stockholders and reduces the need for and value of more frequent advisory votes on executive compensation.

While the board of directors recommends that stockholders vote for “3 YEARS” as the frequency of the advisory stockholder vote on the compensation of our named executive officers, stockholders may vote for “1 YEAR,” “2 YEARS” or “3 YEARS.” Stockholders may also “ABSTAIN” from voting on this proposal.

Because your vote is advisory, it will not be binding upon the board of directors. However, the board of directors values our stockholders’ opinions and will consider the outcome of the vote when determining the frequency of the say on pay vote. While the board of directors is making a recommendation with respect to this proposal, stockholders are being asked to vote on the choices specified above, and not whether they agree or disagree with the board of directors’ recommendation.

THE BOARD AND ITS COMMITTEES

Meetings and Committees of the Board of Directors

During 2023, our board of directors held fifteen meetings. All incumbent directors attended all meetings of the board of directors and committees of the board of directors in which they served except for Mr. Watkins, who missed two meetings of the board of directors. Overall, each director attended at least 90% of all meetings of the board of directors and the respective meetings of the board committees on which they served.

Audit Committee. We have a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee met five times during 2023. Our Audit Committee is currently comprised of Terry Palmer (Chairperson), Kevin Morano and Deborah Friedman. Each of the members of the Audit Committee is independent and financially sophisticated, as defined by the NYSE American listing standards. Our board of directors has determined that Mr. Morano and Mr. Palmer each qualify as an “Audit Committee Financial Expert” as that term is defined in rules promulgated by the SEC. The Audit Committee is responsible for the selection, compensation, retention and oversight of the independent auditor, which reports directly to the Audit Committee. The Audit Committee also assists the board of directors in reviewing and oversight of the quality and integrity of the Company’s accounting, auditing and financial reporting practices. The Audit Committee regularly reviews the Company’s financial statements and reports, earnings press releases, financial reporting process, system of internal controls, and compliance with applicable law. Mr. Palmer has informed the Company that he does not intend to stand for re-election at the annual meeting. It is anticipated that Mr. Morano would be named the Chairperson of the Audit Committee following the annual meeting.

The board of directors has adopted a written charter for the Audit Committee that may be viewed on Golden Minerals’ website at: https://www.goldenminerals.com/_resources/governance/GLDN_Audit_Committee_Charter.pdf?v=0311

Compensation Committee. The Compensation Committee met two times during 2023 and is currently comprised of Kevin Morano (Chairperson), Jeffrey Clevenger and David Watkins. Each member of the Compensation Committee is independent as defined by the NYSE American listing standards. The principal responsibilities of the Compensation Committee are to establish policies and periodically determine matters involving executive compensation, recommend changes in employee benefit programs, grant or recommend the grant of stock options and stock awards under our Equity Incentive Plan, and provide counsel regarding key personnel selection. The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Committee in its sole discretion deems appropriate. The Compensation Committee has not engaged the services of or paid a fee to any compensation consultant or other third party to evaluate or assist with the evaluation of the Company’s compensation arrangements.

The board of directors has adopted a charter for the Compensation Committee that may be viewed on Golden Minerals’ website at: https://www.goldenminerals.com/_resources/governance/GLDN_Compensation_Comm_Charter.pdf?v=0311

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee held one meeting in 2023 and acted by written consent in lieu of a meeting once. It is currently comprised of Deborah Friedman (Chairperson) and Kevin Morano. Each member of the Corporate Governance and Nominating Committee is independent as defined by the NYSE American listing standards. The Corporate Governance and Nominating Committee is responsible for overseeing and evaluating the board of directors’ performance, selecting and evaluating prospective director nominees and reviewing board and board committee compensation. The Corporate Governance and Nominating Committee also oversees and provides advice to the board of directors regarding our corporate governance policies, practices and procedures.

The board of directors has adopted a charter for the Corporate Governance and Nominating Committee that may be viewed on Golden Minerals’ website at:

https://www.goldenminerals.com/_resources/governance/GLDN_Corp_Gov_Nominating_Comm%20Charter.pdf?v=0311

The Role of the Corporate Governance and Nominating Committee in the Nomination Process

In identifying and recommending nominees for positions on our board of directors, our Corporate Governance and Nominating Committee places emphasis on the following criteria, among others:

•	Judgment, character, expertise, skills and knowledge useful to the oversight of our business;
•	Business or other relevant experience; and
•

The extent to which the interplay of the nominee’s expertise, skills, knowledge and experience with that of other members of our board of directors will contribute to a board that is effective, collegial and responsive to the needs of the Company.

Our Corporate Governance and Nominating Committee does not set specific, minimum qualifications that nominees must meet in order for the Corporate Governance and Nominating Committee to recommend them to our board of directors, but rather believes that each nominee should be evaluated based on his or her individual merits, considering the needs of the Company and the composition of our board of directors. In considering diversity, we consider diversity of viewpoints, backgrounds and experience. We do not, however, have any formal policy regarding diversity in identifying nominees for a directorship, but rather consider it among the various factors relevant to any particular nominee. Our Corporate Governance and Nominating Committee evaluates possible candidates in detail and suggests individuals to explore in more depth. In the event that we decide to fill a vacancy that exists or we decide to increase the size of the board of directors, our Corporate Governance and Nominating Committee will identify, interview and examine, and make recommendations to the board of directors regarding appropriate candidates. We identify potential candidates principally through suggestions from the Company’s directors and senior management. Our President and Chief Executive Officer and board members may also seek candidates through informal discussions with third parties. We also consider candidates recommended or suggested by stockholders.

Board Independence and Leadership Structure

Our board of directors has determined that each of our current directors, other than Mr. Rehn, our President and Chief Executive Officer, is independent as defined by the NYSE American listing standards.

Mr. Rehn serves as our President and Chief Executive Officer. Mr. Rehn succeeded Mr. Clevenger, who served as our President to May 2015 and as our Chief Executive Officer to September 2015. Mr. Clevenger has served as our Chairman of the board of directors since the Company’s inception in March 2009. The board believes that the Company is best served by a Chairman who has been actively involved with the Company and is therefore able to bring a significant depth of knowledge about the Company to the role of Chairman. Pursuant to NYSE American listing standards, any individual who was employed by the Company during the preceding three years is not considered to be independent. Because this three-year period elapsed on September 1, 2018, for Mr. Clevenger, the board of directors has determined that he may now be considered to be independent.

We believe that our current board leadership structure is appropriate as a majority of our board of directors are independent directors.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the board of directors’ attention any material risks to the Company. The board of directors has oversight responsibility through its Audit Committee, which oversees the

Company’s risk policies and processes relating to the financial statements and financial reporting processes and the guidelines, policies and processes for mitigating those risks.

Stockholder Nominations

The Corporate Governance and Nominating Committee will receive, review and evaluate director candidate recommendations from stockholders. The Corporate Governance and Nominating Committee has adopted written procedures to be followed by stockholders in submitting such recommendations. Candidates proposed by stockholders will be evaluated by the Corporate Governance and Nominating Committee in the same manner as candidates that are not proposed by stockholders. A stockholder that wishes to submit a director nomination for inclusion on the universal proxy card in connection with the 2024 Annual Meeting, other than those directors nominated by the Company, must submit advance written notice to the Chairperson of the Corporate Governance and Nominating Committee no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting date. The notice must include all of the information required by Rule 14a-19 under the Exchange Act.

A stockholder nominee for director should be a person of integrity committed to devoting the time and attention necessary to fulfill his or her duties to Golden Minerals. The Corporate Governance and Nominating Committee will evaluate the independence of directors and potential directors nominated by stockholders, as well as his or her business experience, specialized skills and other experience. Diversity of background and experience, including diversity of race, ethnicity, international background, gender and age, are also important factors in evaluating candidates for board membership. In considering diversity, we consider diversity of viewpoints, backgrounds and experience. The Corporate Governance and Nominating Committee will also consider issues involving possible conflicts of interest of directors or potential directors.

The information noted on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

Communication with the Board

We have established a process for security holders to communicate with the board of directors. Securityholders wishing to communicate with the board of directors of Golden Minerals should send an email, write or telephone Karen Winkler, Director of Investor Relations, at:

Golden Minerals Company

350 Indiana Street, Suite 650

Golden, Colorado 80401

Telephone: (303) 839-5060

Email: investor.relations@goldenminerals.com

Any such communication must state the type and amount of Golden Minerals securities held by the securityholder and must clearly state that the communication is intended to be shared with the board of directors, or if applicable, with a specific committee of the board. Ms. Winkler will forward any such communication to the members of the board or specific board committee.

Director Attendance at the Annual Meeting

All members of the board of directors are encouraged, but not required, to attend the annual meeting of stockholders. All board members at the time of the 2023 annual meeting of stockholders held on May 26, 2023, attended the annual meeting.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is currently comprised of Kevin Morano, Jeffrey Clevenger and David Watkins. Each member of the Compensation Committee is independent as defined by NYSE American listing standards. With the exception of Mr. Clevenger, who was our President to May 2015 and our Chief Executive Officer to September 2015, no member of the Compensation Committee has ever been an officer or employee of Golden Minerals or any of its subsidiaries. None of the individuals on our Compensation Committee had any reportable transactions with Golden Minerals or any of its subsidiaries in 2023. None of our current executive officers have served as a director or member of the compensation committee (or equivalent thereof) of another entity.

Director Compensation

Our directors who are also our employees receive no fees for board service. Currently, Mr. Rehn is the only director who is also an employee. The compensation for the non-employee directors of Golden Minerals includes the following: (i) a $20,000 annual cash retainer, (ii) a $1,000 cash fee for each board meeting that the director attends in person or by telephone, (iii) a $1,000 cash fee for each committee meeting that the director attends in person or by telephone, (iv) an additional $30,000 cash retainer for the Chairman of the board, and (v) an additional $5,000 annual cash retainer for the Chairperson of the Audit Committee. Retainer payments are typically made on the date of the annual stockholders meeting for service until the next annual meeting. We also reimburse our directors for all reasonable out-of-pocket costs incurred by them in connection with their services. To conserve cash, all board fees earned in 2023 were accrued.

Non-employee directors may receive discretionary grants of restricted stock units under our 2023 Equity Incentive Plan. Restricted stock units typically vest on the first anniversary of the grant date, and the recipient director is entitled to receive one unrestricted share of common stock for each vested restricted stock unit upon the termination of the director’s service on our board of directors. Our directors are also eligible to receive other equity awards, including stock options, stock appreciation rights, restricted stock units and other stock awards pursuant to our 2023 Equity Incentive Plan. Directors may also hold previously issued restricted stock units and may be entitled to other amounts that are payable on a delayed basis, under the Company’s Non-Employee Directors’ Deferred Compensation and Equity Award Plan (the “Deferred Compensation Plan”). Due to limited availability of shares under the 2023 Equity Incentive Plan, no shares were granted to Directors in 2023.

The table below sets forth all compensation earned by our non-employee directors during 2023. The below fees were accrued by the Company but no fees were paid in cash to any director.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)	Stock Options ($)	Total ($)

Jeffrey G. Clevenger(1)	67,000	—	—	67,000

W. Durand Eppler	40,000	—	—	40,000

Deborah J. Friedman	41,000	—	—	41,000

Kevin R. Morano	38,000	—	—	38,000

Terry M. Palmer	46,000	—	—	46,000

David H. Watkins	35,000	—	—	35,000
(1)	As a non-employee director, Mr. Clevenger receives regular board compensation, as described above, plus an additional annual $30,000 retainer for his service as Chairman of the board.

EXECUTIVE COMPENSATION

Summary Compensation Table

Compensation information is set forth below for the named executive officers of Golden Minerals through December 31, 2023, including our current principal executive officer and our two other highest compensated executive officers during 2023, and our former chief operating officer, who would have been among the two other highest compensated executive officers for 2023 had he not terminated employment. We have not entered into employment agreements with any of our executive officers but have certain arrangements regarding payments following termination of employment. For a description of these arrangements, see “—Post-Employment Payments”. All executives are employed on an at-will basis.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation (2) ($)	Total ($)

Warren M. Rehn	2023	365,000	—	—	14,423	379,423
President and Chief Executive Officer	2022	365,000	300,000	400,000	22,720	1,087,720

Julie Z. Weedman(3)	2023	250,000	—	—	10,584	260,584
Senior Vice President and Chief Financial Officer	2022	239,599	—	171,000	10,443	421,042

Pablo Castanos(4)	2023	150,000	—	64,800	6,419	260,000
Executive Vice President	2022	—	—	—	—	—
(1)

Stock-based compensation cost for stock awards is measured based on the closing fair market value of the Company’s common stock on the date of grant, in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). See footnote 16 of the Notes to the Consolidated Financial Statements for the year-ended December 31, 2023, included in our Annual Report to Stockholders, for a discussion of the grant date fair value. On July 1, 2023, Mr. Castanos received 40,000 restricted stock units pursuant to the 2023 Equity Incentive Plan with a fair market value on the grant date of $64,800. On January 16, 2022, Ms. Weedman received 18,000 KELTIP Units pursuant to the Company’s 2013 Key Employee Long Term Incentive Plan with a fair market value on the grant date of $171,000. On June 8, 2022, Mr. Rehn received 40,000 restricted stock units pursuant to the Company’s 2009 Equity Incentive Plan with a fair market value on the grant date of $400,000.

(2)	Amounts shown as “All Other Compensation” include contributions to the Company’s 401(k) Plan, life insurance premiums paid on behalf of each of the named executive officers and other items.
(3)	Ms. Weedman was appointed as the Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company on April 1, 2022.
(4)	Mr. Castanos was appointed as the Executive Vice President of the Company on July 1, 2023.

The Company terminated its 2009 Equity Incentive Plan when the Company’s stockholders approved the 2023 Equity Incentive Plan at the Company’s 2023 annual meeting, pursuant to which awards of the Company’s common stock may be made to officers, directors, employees, consultants and agents of the Company and its subsidiaries. As of March 18, 2024, the total number of authorized shares for the purposes of determining the number of shares available under the 2023 Equity Incentive Plan is 360,000, of which 320,000 currently remain available for issuance, and an aggregate of 40,000 shares are issuable under outstanding awards that have been granted under the 2023 Equity Incentive Plan. The aggregate fair market value of common stock with respect to which incentive stock options are exercisable for the first time by an option holder under the 2023 Equity Incentive Plan or any other option plan of the Company must not exceed $100,000 in any calendar year. Options and other equity incentive awards under the 2023 Equity Incentive Plan may vest in periodic installments or may be fully vested at the time of grant, as determined by our board of directors. Options under the plan generally may have a term of up to ten years, except in the case of certain participants where the term of options is limited to a term of up to five years. The exercise price of options is not less than 100% of the fair market value of the common stock on the date the option is granted, except in certain instances where the exercise price is set at 110% of such fair market value. Options and other equity awards granted under the 2023 Equity Incentive Plan are generally not transferable except by will or by the laws of descent and distribution, or unless otherwise specified by our board of directors. Our board of directors may amend the plan from time to time, provided that no amendment will be effective unless approved by the stockholders of the Company to the extent necessary to satisfy the requirements of applicable law or rules of any applicable securities exchange.

In accordance with the requirements of Section 613 of the TSX Company Manual, our annual burn rate under the 2023 Equity Incentive Plan as of the end of fiscal year December 31, 2023 was 0.47% and our annual burn rate under the 2009 Equity Plan as of the end of the fiscal years December 31, 2023, 2022 and 2021 was zero, 0.57% and 1.46%, respectively. The annual burn rate is calculated by dividing (1) the total number of securities granted under the respective equity incentive plan during the applicable fiscal year by (2) the weighted-average number of outstanding shares during the applicable fiscal year.

In December 2013, the board of directors approved and the Company adopted the 2013 Key Employee Long-Term Incentive Plan (the “KELTIP”), which became effective immediately. The KELTIP provided for the grant of units (“KELTIP Units”) to certain officers and key employees of the Company, which units will, once vested, entitle such officers and employees to receive, at the Company’s option, an amount, in cash or in Company common stock issued pursuant to the Company’s stockholder-approved equity incentive plan(s), measured generally by the price of the Company’s common stock on the settlement date. KELTIP Units are not an actual equity interest in the Company and are solely unfunded and unsecured obligations of the Company that are not transferable and do not provide the holder with any stockholder rights. Payment of the settlement amount of vested KELTIP Units may be deferred until the earlier of a change of control of the Company or the date the grantee ceases to serve as an officer or employee of the Company. The Company intends to settle all the KELTIP Units in common stock of the Company, an option that the Board of Directors holds in its sole discretion so long as sufficient shares remain available under the Company’s stockholder-approved equity incentive plan(s).

Equity Compensation Plan Information

The following table includes information regarding our equity compensation plans as of December 31, 2023:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities reflected in Column (a))

Equity compensation plans approved by security holders	440,409 (1)	$12.50	320,000

Equity compensation plans not approved by security holders	—	—	—

Total	440,409	$12.50	320,000

(1)

The amount of shares reported in column (a) includes (i) 192,409 restricted stock units issued under the Non-Employee Director’s Deferred Compensation and Equity Award Plan (the “Deferred Compensation Plan”) adopted pursuant to the 2009 Equity Incentive Plan, under which the same number of shares are issuable to directors upon their cessation of service as directors for shares that have vested; (ii) 168,000 outstanding KELTIP Units, pursuant to which the same or a lesser number of shares may be issued to Messrs. Rehn and Ms. Weedman under the Company’s stockholder-approved equity incentive plan(s) upon their termination of employment or a change of control, for shares that have vested; and (iii) 40,000 restricted stock units issued under 2023 Equity Incentive Plan, pursuant to which the same or a lesser number of shares may be issued to Mr. Castanos upon his termination of employment or a change of control for shares that have vested. Each of the Deferred Compensation Plan, the KELTIP, and the 2023 Equity Incentive Plan is an award program. For additional information regarding the Deferred Compensation Plan, the KELTIP, and the 2023 Equity Incentive Plan, see “The Board and its Committees—Director Compensation” and “Executive Compensation—Summary Compensation Table,” respectively.

Outstanding Equity Awards at Fiscal Year-End Table

The following table shows the equity awards held by our named executive officers as of December 31, 2023:

Stock Awards

		Option Awards							Stock Awards:
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)		Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)

Warren M. Rehn		—		—		—		—	–		–

Julie Z. Weedman		—		—		—		—

John Galassini		—		—		—		—	—		—

Pablo Castanos		—		—		—		—	40,000	(1)	20,800

(1)

Represents restricted stock units granted pursuant to the 2023 Equity Incentive Plan on July 1, 2023, of which one-half of such units will vest on each of the two succeeding anniversaries of the grant date, provided that the restricted stock units fully accelerate upon the occurrence of a “Change of Control,” as defined in the 2023 Equity Incentive Plan. The market value of the restricted stock units is calculated by multiplying the target number of shares underlying the restricted stock units by $0.52, the closing price of the Company’s common stock on December 29, 2023.

Risk Assessment and Clawback Policy

The Compensation Committee believes that although a portion of compensation provided to our executive officers is performance-based, our compensation programs do not encourage excessive or unnecessary risk taking. In fact, the design of our compensation programs encourages our executives to remain focused on both short-term and long-term strategic goals. In addition, in 2023 our board of directors adopted a clawback policy in compliance with Rule 10d-1 of the Exchange Act and Section 811 of the NYSE American listing rules. Pursuant to that policy, in the event of a restatement of the Company’s financial results as a result of material non-compliance with financial reporting requirements, the Company is generally required to recoup incentive-based compensation of any executive officer to the extent that it is granted, earned, or vested wholly or in part on financial reporting measures and if such incentive compensation would have been a lower amount if calculated based on the restated results. In such event, the recoupment amount is generally the portion of the incentive compensation that exceeds the compensation that should have been paid based on the restated results.

Post-Employment Payments

Termination Not in Connection with a Change of Control. All of our full-time salaried employees, including each of our executives, are covered by our Severance Compensation Plan. If an executive’s employment is terminated by us other than for cause (as defined in the plan) and such termination is not in connection with or following a change of control, death, disability or retirement, the executive is entitled to receive a lump sum payment equal to the executive’s then current annual salary. We will also pay to the executive an amount equal to the difference between the monthly medical and/or dental premiums the executive was paying immediately prior to termination of employment and the total COBRA premium due in order to continue such insurance coverage. Our Incentive Bonus Plan provides that in such circumstances, the executive will be entitled to receive an amount equal to the executive’s target bonus percentage, multiplied by the amount of annual salary paid to the executive through the date of termination. No executive who is terminated for cause, terminates or otherwise voluntarily leaves his or her employment, or whose employment is terminated as a result of death, disability or retirement, is entitled to receive any benefits under the Severance Compensation Plan.

In addition, restrictions on unvested restricted shares will lapse and unvested KELTIP Units and restricted stock units issued pursuant to the Company’s stockholder-approved equity incentive plan(s) will vest upon an executive’s termination of employment without cause, or as a result of the executive’s death, disability or retirement. If an executive’s employment terminates for any other reason, including for cause, prior to the scheduled vesting date of restricted shares, KELTIP Units or restricted stock units issued pursuant to the Company’s stockholder-approved equity incentive plan(s), the shares and units, respectively, are forfeited upon termination unless otherwise determined by the Company. Upon an executive’s retirement or termination without cause, all unvested options vest. If an executive’s employment terminates for cause or in the case of disability or death, all unvested options will immediately terminate. For the purpose of our restricted share and option awards, “retirement” means an executive’s termination of employment from the Company and a cessation of work in the executive’s profession as determined at the discretion of the board of directors or designated committee (i) on or after attaining age 55 and completing at least ten years of service, or (ii) on or after attaining age 62.

The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and agreements to which our named executive officers would have been entitled if a termination of employment had occurred as of December 31, 2023.

	Severance Payment (Salary)(1) ($)	Severance Payment (Bonus)(2) ($)	Health Insurance Premiums(3) ($)	Stock Awards(4) ($)	Total ($)

Warren M. Rehn

Termination without Cause	365,000	231,000	37,446	98,800

Death, Disability or Retirement	0	0	0	98,800	98,800

Julie Z. Weedman

Termination without Cause	250,000	125,000	34,594	9,360

Death, Disability or Retirement	0	0	0	9,360	9,360

Pablo Castanos

Termination without Cause	300,000	150,000	26,262	20,800

Death, Disability or Retirement	0	0	0	20,800	20,800

(1)	Reflects executive’s annual salary for the year ended December 31, 2023.
(2)

Reflects target bonus amounts for the year ended December 31, 2023, which for Mr. Rehn was 63% of his annual base salary, for Ms. Weedman was 50% of her annual base salary and for Mr. Castanos was 50% of his annual base salary.

(3)	We currently pay 100% of group health insurance premiums for medical and dental benefits. Amounts shown reflect 12 months of such premiums at rates in effect at December 31, 2023.
(4)

Reflects the value of outstanding KELTIP awards and restricted stock units calculated at $0.52 per share, the closing price of our common stock on the last trading day of 2023 (December 29, 2023) as reported on the NYSE American, as shown above in the “Outstanding Equity Awards at Fiscal Year-End Table”.

Termination in Connection with a Change of Control. We have entered into a Change of Control Agreement, as amended, with each of our named executive officers. Payments under a Change of Control Agreement are in lieu of payments pursuant to our Severance Compensation Plan and are triggered only if one of the following events occurs within two years after a change of control: (1) termination of employment by us other than for cause, disability or death, or (2) termination of employment by the executive for good reason. Upon the occurrence of a change of control, all restricted stock is no longer subject to restrictions, all unvested options shall vest, all unvested KELTIP Units shall vest and all restricted stock units issued under the Company’s stockholder-approved equity incentive plan(s) shall vest in full. The amounts shown in the table below assume the occurrence of a change of control and one of the triggering termination events on December 31, 2023. These amounts are estimates of the amounts that would have been paid to the named executive officers upon the occurrence of such events. Actual future amounts can only be determined at the time of the named executive officer’s termination of employment. If payments made to the executive would subject the executive to the excise tax imposed by Section 4999 of the Internal Revenue Code, the executive would be entitled to receive an additional gross-up payment to cover the excise tax. Receipt of benefits upon termination is subject to the execution of a general release of claims by the named executive officer or his beneficiary.

	Cash Severance Payment (Salary)(1) ($)	Cash Severance Payment (Bonus)(2) ($)	Health Insurance Premiums(3) ($)	Other Insurance Benefits(4) ($)	Stock Awards(5) ($)	Total ($)

Warren M. Rehn	730,000	462,000	74,892	5,000	98,800	1,370,692

Julie Z. Weedman	500,000	250,000	69,188	5,000	9,360	833,548

Pablo Castanos	600,000	300,000	52,524	5,000	20,800	978,324
(1)

Each of Mr. Rehn, Ms. Weedman and Mr. Castanos is entitled to receive two times their highest annual base salary during the term of the Change of Control Agreement. At December 31, 2023, the highest annual base salary for Mr. Rehn was $365,000, for Ms. Weedman was $250,000 and for Mr. Castanos was $300,000. This amount must be paid in a lump sum within ten business days after the date of termination of employment.

(2)

Each of Mr. Rehn, Ms. Weedman and Mr. Castanos is entitled to receive two times their respective target bonus amount. At December 31, 2023, the target bonus percentage for Mr. Rehn was 63% of his annual base salary, for Ms. Weedman was 50% of her annual base salary and for Mr. Castanos was 50% of his annual base salary. This amount must be paid in a lump sum within ten business days after the date of termination of employment.

(3)

We will pay, on each executive’s behalf, the portion of premiums of the Company’s group health insurance, including coverage for each of their eligible dependents, that the Company paid immediately prior to the date of termination (“COBRA Payments”) for the period that such executive is entitled to coverage under COBRA, but not to exceed 24 months for Mr. Rehn, Ms. Weedman and Mr. Castanos. We will pay such COBRA Payments for the executive’s eligible dependents only for coverage for those dependents that were enrolled immediately prior to the date of termination. The executive will continue to be required to pay that portion of the premium of their health coverage, including coverage for eligible dependents that they were required to pay as an active employee immediately prior to the date of termination. If the executive is for any reason not eligible for coverage under COBRA for the full 24-month period, as applicable, we will pay to the executive a lump sum in an amount equal to the product of (i) the amount of the COBRA Payment paid on his or her behalf for the final month of the COBRA Period and (ii) the number of months by which the executive’s period of COBRA coverage was less than 24 months. Amounts shown in the table above are not discounted to present value.

(4)

For the 24-month period immediately following the date of termination, we have agreed to provide to the executive, at a cost not to exceed an aggregate of $5,000, life, disability, and accident insurance benefits substantially similar to those that the executive was receiving immediately prior to the termination of employment. For the purpose of the above table, we have assumed that a benefit in the aggregate amount of $5,000 will be provided for the named executives.

(5)

Reflects the value of outstanding KELTIP Units and restricted stock unit awards calculated at $0.52 per share, the closing price of our common stock on the last trading day of 2023 (December 29, 2023) as reported on the NYSE American, as shown above in the “Outstanding Equity Awards at Fiscal Year-End Table”.

Pay Versus Performance Disclosure

The following pay versus performance disclosure is required by rules adopted by the SEC in the fall of 2022. The disclosure required for smaller reporting companies consists of a Pay Versus Performance table and reconciliation of the information reported in the table. The SEC believes this disclosure will help stockholders better evaluate the link between executive pay and performance, both for the Company on a stand-alone basis and as compared to other publicly traded companies.

The pay versus performance table is highly regulated and requires pay disclosure that is significantly different than what we have customarily provided in the Summary Compensation Table and the other executive compensation tables in prior years. The table currently provides SEC mandated compensation data for fiscal years 2021, 2022 and 2023 for our NEOs, along with certain financial performance measures. In reviewing the table, our stockholders should note the following:

•

The amounts in columns (b) and (d) of the table are taken from or derived directly from the total compensation paid to the relevant NEOs as reported in this year’s or prior years’ Summary Compensation Tables;

•

The “compensation actually paid” in columns (c) and (e) represents a new type of compensation disclosure mandated by the SEC, the intent of which is to try and isolate the amount of compensation earned by the relevant NEO(s) in each year. To calculate “compensation actually paid,” we are required to start with the totals for that year as reported in the Summary Compensation Table, deduct the Summary Compensation Table values for stock and option awards, and then add back amounts for new and previously outstanding stock and option awards in a manner mandated by the SEC. The disclosure and calculations are complex and can be confusing, and the amounts determined in accordance with the rules often bear no relation to the money or the economic value received or monetized by a particular NEO in the given year. We therefore caution that the term “compensation actually paid” should not be read literally and does not actually reflect the “take home” amounts received by our NEOs in a given year;

•

The SEC rules require that we include in the Pay Versus Performance table information regarding the results of our net income as prepared under generally accepted accounting principles in the United States (“U.S. GAAP”). U.S. GAAP net income was not a performance metric in any of our compensation programs and did not affect the compensation awarded to our NEOs for the years covered by the Pay Versus Performance Table. We are nonetheless required to include such information in the table and we urge our investors to keep in mind that U.S. GAAP net income did not drive the amount of pay awarded to or realized by our NEOs; and

Pay Versus Performance Table

Year	Summary Compen- sation Table Total for PEO	Compen- sation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compen- sation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (1)	Net Income

(a)	(b)	(c)	(d)	(e)	(g)	(h)
2023	$379,423	($859,477)	$240,902	$209,462	$2.74	($9,228,000)
2022	$1,087,720	$787,720	$350,093	$350,093	$35.53	($9,906,000)
2021	$1,341,986	$255,486	$773,577	$332,827	$46.05	(2,095,000)

(1)

Total Shareholder Return (“TSR”) represents the value as of the end of each relevant fiscal year of a hypothetical $100 investment in the Company’s common stock on October 31, 2021, assuming dividend reinvestment. [No dividends were paid on stock or option awards in 2023, 2022 or 2021.]

1.

Warren Rehn was the Company’s principal executive officer (“PEO”) for all of 2021, 2022 and 2023. The following table contains a reconciliation of the amounts reflected in the Summary Compensation Table for Mr. Rehn for each year covered in the pay for performance table above (as reported in column (b), above) as compared to the Compensation Actually Paid to Mr. Rehn for each such covered year (as reported in column (c), above).

	2021	2022	2023

Summary Compensation Table total for Mr. Rehn for the covered year	$1,341,986	$1,087,720	$379,423
Less Stock awards as reported in the Summary Compensation Table for the covered year	$767,000	$400,000	$0
Plus Fair value of stock awards granted during the covered fiscal year that are outstanding and unvested as of the end of that covered fiscal year	$0	$400,000	$0
Plus (Minus) Change in fair value as of the end of the covered fiscal year of stock awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	$(1,086,500)	$(300,000)	$(934,500)
Plus Fair value of stock awards that are granted and vest in the covered fiscal year	$767,000	$0	$0
Plus Change in fair value as of the vesting date of any stock awards granted in a prior fiscal year that vest during the covered fiscal year	$0	$0	$(304,400)

	2021	2022	2023

Less Fair value as of the end of the prior fiscal year of all stock awards forfeited during the covered fiscal year	$0	$0	$0
Plus The dollar value of all dividends or dividend equivalent amounts paid on awards in the covered fiscal year	$0	$0	$0
Compensation Actually Paid to Mr. Rehn for the covered year	$255,486	$787,720	$(859,477)

2.

The following table contains a reconciliation of the average of the amounts reflected in the Summary Compensation Table for the company NEOs (other than the PEOs) for each year covered in the pay for performance table above (as reported in column (d), above) as compared to the Average Compensation Actually Paid to the non-PEO NEOs for each such covered year (as reported in column (e), above). The company NEOs (other than the PEOs) whose compensation is used to calculate the average amounts in the pay for performance table above for fiscal year 2021 are Robert Vogels, for fiscal year 2022 are Robert Vogels, Julie Weedman and John Galassini, and in fiscal year 2023 are Pablo Castanos and Julie Weedman.

	2021	2022	2023
Average of Summary Compensation Table Total for non-PEOs named executive officers	$773,577	$350,093	$240,902
Less Average of stock awards as reported in the Summary Compensation Table for the covered year	$356,350	$123,667	($32,400)
Plus Average of fair value of stock awards granted during the covered fiscal year that are outstanding and unvested as of the end of that covered fiscal year	$0	$104,667	$32,400
Plus (Minus) Average of the change in fair value as of the end of the covered fiscal year of stock awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	$(440,750)	$0	$(26,940)
Plus Average of fair value of stock awards that are granted and vest in the covered fiscal year	$356,350	$19,000	$0
Plus Average of change in fair value as of the vesting date of any stock awards granted in a prior fiscal year that vest during the covered fiscal year	$0	$0	$(4,500)
Less Average of the fair value as of the end of the prior	$0	$0	$0

	2021	2022	2023
fiscal year of all stock awards forfeited during the covered fiscal year

Plus The dollar value of all dividends or dividend equivalent amounts paid on awards in the covered fiscal year	$0	$0	$0

Average Compensation Actually Paid to the non-PEOs named executive officers for the covered year	$332,827	$350,093	$209,462

Compensation Actually Paid and Cumulative TSR

The following graph reflects the relationship between the amount of “compensation actually paid” to Mr. Rehn and the average amount of “compensation actually paid” to the Company’s NEOs as a group (excluding Mr. Rehn) with the Company’s cumulative TSR over the three years presented in the table. The Company does not use TSR as a performance measure in the overall executive compensation program.

Compensation Actually Paid and GAAP Net Income

The following table reflects the relationship between the amount of “compensation actually paid” to Mr. Rehn and the average amount of “compensation actually paid” to the Company’s NEOs as a group (excluding Mr. Rehn) with the Company’s net income, as reported under US GAAP, over the three years presented in the table. The Company does not use net income as a performance measure in the overall executive compensation program.

Risk Management

The board of directors has determined that risks arising from our compensation policies and practices for our executives and employees are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee and board of directors assess our compensation policies and practices from time to time to ensure that the incentives provided in our compensation arrangements do not emphasize short-term risk taking at the expense of decisions likely to enhance stockholder value over the long term.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review of Related Person Transactions

We do not have a formal written policy for the review and approval of transactions with related parties. However, the Audit Committee Charter and our Code of Ethics and Business Conduct each provide guidelines for reviewing any “related party transaction.” In particular, the Audit Committee Charter requires that the Audit Committee review any transaction involving Golden Minerals and a related party at least once a year or upon any significant change in the transaction or relationship. Additionally, our Code of Ethics and Business Conduct prohibits conflicts of interest and provides non-exclusive examples of conduct that would violate the prohibition. If any of our employees are unsure as to whether a conflict of interest exists, the employee is instructed to consult with a specified compliance officer.

We annually require each of our directors and executive officers to complete a directors’ or officers’ questionnaire, respectively, that elicits information about related party transactions. Our board and legal counsel annually review all transactions and relationships disclosed in the directors’ and officers’ questionnaires, and the board makes a formal determination regarding each director’s independence. If a director were determined no longer to be independent, that director, if he or she serves on any of the Audit Committee, the Corporate Governance and Nominating Committee, or the Compensation Committee, would be removed from such committee prior to (or otherwise would not participate in) any future meetings of the committee. If the transaction were to present a conflict of interest, the board would determine the appropriate response.

Indemnification Agreements with Officers and Directors

We have entered into an indemnification agreement with each of our directors and officers. The indemnification agreements require us to indemnify our directors and officers to the fullest extent permitted under Delaware law.

OWNERSHIP OF COMMON STOCK

The following table contains information about the beneficial ownership (unless otherwise indicated) of our common stock as of March 18, 2024 by:

•	each person known by us to beneficially hold 5% or more of our outstanding common stock,
•	each of our directors,
•	each of our named executive officers, and
•	all of our executive officers and directors as a group.

All information is taken from or based upon ownership filings made by such persons with the SEC or upon information provided by such persons to us. Except as otherwise noted, we believe that all of the persons and groups shown below have sole voting and investment power with respect to the common stock indicated.

Directors, Executive Officers and 5% Stockholders of Golden Minerals (1)	Beneficial Ownership as of March 18, 2024 (2)

	Number	Percentage

The Sentient Group (3)	1,506,028	10.7%

Warren M. Rehn (4)	210,000	1.5%

Jeffrey G. Clevenger (5)	56,108	*

Deborah J. Friedman (7)	8,000	*

Kevin R. Morano (8)	29,773	*

Terry M. Palmer (9)	29,813	*

David H. Watkins (10)	29,893	*

Julie Z. Weedman (11)	19,400	*

Pablo Castanos (12)	40,000

Directors and Executive Officers as a group (9 persons) (13)	456,200	3.2%

*	The percentage of common stock beneficially owned is less than 1%.
(1)	The address of these persons, unless otherwise noted, is c/o Golden Minerals Company, 350 Indiana Street, Suite 650, Golden, Colorado 80401.
(2)

For each holder that holds restricted stock, options, restricted stock units, warrants or other securities that are currently vested or exercisable or that vest or become exercisable within 60 days of March 18, 2024, we treat the common stock underlying those securities as owned by that holder and as outstanding shares when we calculate that holder’s percentage ownership of our common stock. We do not treat that common stock as outstanding when we calculate the percentage ownership of any other holder.

(3)

The amount in the table is based on a Schedule 13D/A filed with the SEC on March 11, 2021 by Sentient Global Resources Fund III, L.P. (“Fund III”), SGRF III Parallel I, L.P. (“Parallel I”), Sentient Executive GP III, Limited (“Sentient Executive III”), Sentient GP III, L.P. (“GP III”), Sentient GP IV, L.P. (“GP IV”), Sentient Global Resources Fund IV, L.P. (“Fund IV”), and Sentient Executive GP IV, Limited (“Sentient Executive IV”) The foregoing are collectively referred to in the table as “Sentient”. Fund III and Parallel I are both Cayman Islands limited partnerships. On December 14, 2020, Parallel I combined with Fund III and as a result, is no longer a separate reporting person. Fund III, together with Parallel I, beneficially now owns zero shares of our common stock, respectively. The sole general partner of each is GP III, which is a Cayman Islands limited partnership. The sole general partner of GP III is Sentient Executive III, which is a Cayman Islands exempted company. Fund IV is a Cayman Islands limited partnership and owns 37,650,684 shares of our common stock. The sole general partner of Fund IV is GP IV, which is a Cayman Islands limited partnership. The sole general partner of GP IV is Sentient Executive IV, which is a Cayman Islands exempted company. Greg Link, Peter Weidmann, Andrew Pullar and Mike de Leeuw are the directors of Sentient Executive III. Greg Link, Peter Weidmann, Andrew Pullar, Mike de Leeuw and Pieter Britz are the directors of Sentient Executive IV. These directors collectively have voting and dispositive power over the Company’s shares held by Sentient upon the unanimous vote of all such directors. The address of the principal offices of the reporting persons (Fund III, Parallel I, Sentient Executive III, GP III, GP IV, Fund IV, and Sentient Executive IV) is: Landmark Square, 1st Floor, 64 Earth Close, West Bay Beach South, P.O. Box 10795, George Town, Grand Cayman KY1-1007, Cayman Islands.

(4)

Consists of 20,000 shares of common stock held directly; 40,000 restricted stock units which are vested or will vest within 60 days following March 18, 2024 and 150,000 shares of common stock that can be acquired under KELTIP Units, all of which are vested and can be settled in cash or common stock at the option of the Company. Does not include 10,000 shares of common stock owned by Mr. Rehn’s spouse for which he disclaims beneficial ownership.

(5)

Consists of 22,508 shares of common stock held directly; and 33,600 restricted stock units which are vested or will vest within 60 days following March 18, 2024. Does not include 128 shares of common stock owned by Mr. Clevenger’s spouse for which he disclaims beneficial ownership.

(6)	Consists of 3,720 shares of common stock held directly; and 29,493 restricted stock units, all of which are vested or will vest within 60 days following March 18, 2024.
(7)	Consists of 8,000 restricted stock units, all of which are vested or will vest within 60 days following March 1, 2024.
(8)	Consists of 280 shares of common stock held directly; and 29,493 restricted stock units, all of which are vested or will vest within 60 days following March 18, 2024.
(9)	Consists of 320 shares of common stock held directly; and 29,493 restricted stock units, all of which are vested or will vest within 60 days following March 18, 2024.
(10)	Consists of 400 shares of common stock held directly; and 29,493 restricted stock units, all of which are vested or will vest within 60 days following March 18, 2024.
(11)

Consists of 1,400 shares of common stock held directly; and 18,000 shares of common stock that can be acquired under KELTIP Units, all of which are vested and can be settled in cash or common stock at the option of the Company.

(12)	Consists of 40,000 shares of restricted stock units, all of which are vested or will vest within 60 days following March 18, 2024.

(13)

Consists of 48,628 shares of common stock held directly; 239,572 shares of restricted stock units that are vested or will vest within 60 days following March 18, 2024; and 168,000 shares of common stock that can be acquired under KELTIP Units, all of which are vested and can be settled in cash or common stock at the option of the Company.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report.

The Audit Committee is currently comprised of Terry M. Palmer (Chairperson), Kevin R. Morano and Deborah J. Friedman. The Audit Committee is responsible for overseeing and evaluating the Company’s financial reporting process on behalf of the board of directors, selecting and retaining the independent auditors, and overseeing and reviewing the internal audit function of the Company.

Management has the primary responsibility for the Company’s financial reporting process, accounting principles, and internal controls, as well as preparation of the Company’s financial statements in accordance with U.S. GAAP The independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon. The Audit Committee is responsible for overseeing the conduct of these activities. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to independently verify the representations made by management and the independent auditors. The Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP or that an audit of the annual financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), or that the independent auditors are, in fact, “independent.”

The Audit Committee has met and held discussions with management and the independent auditors on a regular basis. The Audit Committee plans and schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its responsibilities. The Audit Committee’s meetings include, whenever appropriate, executive sessions with the independent auditors without the presence of the Company’s management. The Audit Committee has reviewed and discussed with both management and the independent auditors the Company’s consolidated financial statements as of and for the year ended December 31, 2023, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Management advised the Audit Committee that the financial statements were prepared in accordance with GAAP. The Audit Committee has relied on this representation, without independent verification, and on the representations of the independent auditors included in their report on the consolidated financial statements.

The Audit Committee discussed with the independent auditors the matters required to be discussed pursuant to the Statement of Auditing Standards, as amended, the Public Company Accounting Oversight Board (PCAOB) Auditing Standards and the NYSE American listing standards. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has discussed with the independent auditors their independence. The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with maintaining auditor independence. The Audit Committee has concluded that the provision of non-audit services by the independent auditors was compatible with the maintenance of independence in the conduct of their auditing functions.

Based upon its review and discussions with management and the independent auditors and the reports of the independent auditors, and in reliance upon such information, representations, reports and opinions, the Audit Committee recommended that the board of directors approve the audited financial statements for inclusion in the Company’s annual report on Form 10-K for the year ended December 31, 2023, and the board of directors accepted the Audit Committee’s recommendations.

Submitted by the Members of the Audit Committee:

Terry M. Palmer, Chairperson

Kevin R. Morano

Deborah J. Friedman

OTHER INFORMATION

Stockholder Proposals

Stockholders may present proposals for stockholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by our action in accordance with the proxy rules. Stockholder proposals prepared in accordance with the proxy rules must be received by us on or before November 27, 2024, to be included in our proxy statement for the annual meeting of stockholders in 2025. In addition, in accordance with our Bylaws, if a stockholder proposal is not received by us between January 9, 2025, and the close of business on February 8, 2025, it will not be considered or voted on at the annual meeting. Our Bylaws also contain other procedures to be followed for stockholder proposals for stockholder action, including the nomination of directors.

To be timely, a stockholder’s notice to the secretary must be delivered to, or mailed and received at, the principal executive offices of the Company not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before, or more than 60 days after, such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

OTHER MATTERS

Our management and the board of directors know of no other matters to be brought before the annual meeting. If other matters are presented properly to the stockholders for action at the annual meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the common stock represented by such proxy are entitled to vote.

You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the annual meeting, as we hope you will, you may vote your shares during the annual meeting.

By order of the Board of Directors,

Julie Z. Weedman
Corporate Secretary

Our Annual Report on Form 10-K filed with the Securities and Exchange Commission (including exhibits) may be obtained at no charge by any stockholder entitled to vote at the annual meeting who writes to: Karen Winkler,

Director of Investor Relations, Golden Minerals Company, 350 Indiana Street, Suite 650, Golden, Colorado 80401 or at investor.relations@goldenminerals.com.

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF GOLDEN MINERALS COMPANY

a Delaware corporation

* * * * *

Pursuant to Section 242

of the Delaware General Corporation Law

* * * * *

Golden Minerals Company, a Delaware corporation (the “Corporation”), DOES HEREBY CERTIFY as follows:

1.

The name of the corporation is Golden Minerals Company. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on March 6, 2009. The corporation filed its Amended and Restated Certificate of Incorporation with the Secretary of State on March 24, 2009. The Amended and Restated Certificate of Incorporation was amended on September 2, 2011, May 19, 2016, June 11, 2020 and May 30, 2023.

2.	Upon the Effective Time, ARTICLE IV, Section 4.1(a) is hereby amended to read in its entirety as follows:

2.	(a)The total number of shares of common stock, par value $0.01 per share (“Common Stock”), that the Company is authorized to issue is 100,000,000.

3.	This Certificate of Amendment shall become effective as of May 9, 2024 as of 2p.m.

4.	This Certificate of Amendment to the Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Fourth Amendment to the Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer as of the 9th day of May, 2024.

Golden Minerals Company, a Delaware corporation

Name: Julie Z. Weedman
Its: Senior Vice President and Chief Financial Officer

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET
Go To: www.proxypush.com/AUMN
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote
PHONE Call 1-866-858-9426
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
MAIL
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided

Golden Minerals Company
Annual Meeting of Stockholders

For Stockholders of record as of March 18, 2024

DATE:	Thursday, May 9, 2024
TIME:	3:00 PM, Mountain Time
PLACE:	350 Indiana Street, First Floor Conference Center Golden, CO 80401

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Warren M. Rehn and Julie Z. Weedman and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Golden Minerals Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 P.M. Mountain Time on May 9, 2024 and any adjournment or postponement thereof. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled “How To Attend the Annual Meeting” and “How You Can Vote”.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Golden Minerals Company

Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR each of the director nominees; a vote FOR proposals 2, 3, 4 and 5; and a vote of “3 Years” for proposal 6.

	PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

1.	To elect five directors to hold office until the 2025 annual meeting of stockholders or until their successors are elected;
		FOR	WITHHOLD
	1.01 Jeffrey G. Clevenger	☐	☐			FOR

	1.02 Warren M. Rehn	☐	☐			FOR

	1.03 Deborah J. Friedman	☐	☐			FOR

	1.04 Kevin R. Morano	☐	☐			FOR

	1.05 David H. Watkins	☐	☐			FOR

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;	☐	☐	☐		FOR

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized common stock, par value $0.01, from 28,000,000 shares to 100,000,000 shares;	☐	☐	☐		FOR

4.	To approve an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance pursuant to awards from 360,000 shares to 1,400,000 shares;	☐	☐	☐		FOR

5.	To approve, on an advisory basis, the compensation of our named executive officers; and	☐	☐	☐		FOR

		1YR	2YR	3YR	ABSTAIN
6.	To approve, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of our named executive officers.	☐	☐	☐	☐	3 YEARS

PLEASE SIGN, DATE AND RETURN PROPMPTLY IN THE ENCLOSED PRE-PAID ENVELOPE.

Please sign exactly as your name or name(s) appears on this Proxy Card. If held in joint tenancy, all persons should sign individually. If signing as a fiduciary or attorney, please give your exact title. Corporations should provide the full name of the corporation and the title of the authorized officer signing the Proxy/Vote Form.

Signature (and title, if applicable)	Date	Signature (if held jointly)	Date